EXHIBIT 32.1

Majulah Investment, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of Majulah Investment, Inc. (the Company) on Form 10-K for the year ended February 28, 2018 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ding Jie Lin, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Ding Jie Lin and will be retained by Majulah Investment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 25, 2018

By: /s/ Ding Jie Lin

Ding Jie Lin,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Majulah Investment, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of Majulah Investment, Inc. (the Company) on Form 10-K for the year ended February 28, 2018 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ding Jie Lin, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Ding Jie Lin and will be retained by Majulah Investment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 25, 2018

By: /s/ Ding Jie Lin

Ding Jie Lin,

Chief Financial Officer

(Principal Financial Officer)